THE ISSUANCE AND SALE OF THIS CONVERTIBLE NOTE AND THE COMMON STOCK ISSUABLE UPON CONVERSION OF THIS CONVERTIBLE NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.  THIS CONVERTIBLE NOTE AND THE COMMON STOCK ISSUABLE UPON CONVERSION OF THIS CONVERTIBLE NOTE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS CONVERTIBLE NOTE UNDER SAID ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO DIGITILITI, INC. THAT SUCH REGISTRATION IS NOT REQUIRED.

Issue Date:  November 20, 2008

CONVERTIBLE NOTE

FOR VALUE RECEIVED, Digitiliti, Inc., a Delaware corporation (hereinafter called “Borrower”), hereby promises to pay to Jonathan S. Miner and Pamela J. Miner, whose address is 600 Queensland Lane North, Plymouth, MN 55447 (collectively, the “Holders”), or their registered assigns or successors in interest or order, without demand, a principal amount not to exceed Two Hundred Fifty Thousand Dollars ($250,000) (“Principal Amount”), with simple and unpaid interest thereon, within six (6) months of the date hereof (the “Maturity Date”), if not sooner paid.

All of the proceeds of this Convertible Note shall be applied by Borrower to satisfy certain existing and, if applicable, future obligations of Borrower to SPSoft, Borrower’s India vendor that is developing the source code and related technology for Borrower’s Pyramid product.  Holders shall advance $175,000 of the Principal Amount upon execution of this Convertible Note, with the understanding that (i) the entire $175,000 shall immediately be paid to SPSoft and (ii) SPFSoft upon receipt of such payment shall immediately deliver the source code to Borrower in a format that is accessible for use by Borrower for the purposes intended.  Upon satisfactory completion of beta testing of the Pyramid product by Borrower, Holders shall advance hereunder such portion of the Principal Amount as is necessary for Borrower to obtain the remaining technology, program specifications, documents and other materials from SPSoft in connection with the Pyramid program, with the understanding that the remaining Principal Amount so advanced shall not exceed $75,000.  The following terms shall apply to this Convertible Note:

ARTICLE I

INTEREST ; AMORTIZATION

1.1.

Interest Rate.   Subject to Section 4.7 hereof, interest payable on this Convertible Note shall accrue on the outstanding principal balance or balances until paid in full at a rate per annum (the “Interest Rate”) of twelve percent (12%) .  The Interest Rate shall commence accruing as of the Issue Date of this Convertible Note.  Any partial payments made hereunder shall be applied first to interest with the balance toward reduction of principal.

ARTICLE II

CONVERSION RIGHTS

2.1.

Holders’ Conversion Rights.   Subject to there being an effective Registration Statement that has been filed with the Securities and Exchange Commission covering the common stock of the Borrower (the “Common Stock”), or an available exemption from the registration requirements of applicable federal and state securities laws, rules and regulations for the issuance of the Common Stock to the Holders on conversion, the Holders shall have the right, but not the obligation, to convert all or any portion of the then aggregate outstanding Principal Amount of this Convertible Note, together with interest due hereon and attorney’s fees and costs payable hereunder, into fully paid and non-assessable shares of Common Stock of the Borrower, or any shares of capital stock of Borrower into which such Common Stock shall hereafter be changed or reclassified, at the conversion price as determined as provided herein.  The number of shares of Common Stock to be issued upon each conversion of this Convertible Note shall be determined by dividing that portion of the principal of the Convertible Note and interest to be converted, by the conversion price.  Subject to adjustment as provided in Section 2.3 hereof, the conversion price per share shall be $0.35 (the “Conversion Price”).

2.2.

Mechanics of Holders’ Conversion.

(a)

In the event that the Holders elects to convert any amounts outstanding under this Convertible Note into Common Stock (the “Conversion Shares”), the Holders shall give notice of such election by delivering an executed and completed notice of conversion (a “Notice of Conversion”) to the Borrower, which Notice of Conversion shall provide a breakdown in reasonable detail of the Principal Amount, and accrued interest being converted.  The original Convertible Note is not required to be surrendered to the Borrower until all sums due under the Convertible Note have been paid.  On each Conversion Date (as hereinafter defined) and in accordance with its Notice of Conversion, the Holders shall make the appropriate reduction to the Principal Amount, accrued interest and fees as entered in its records and shall provide written notice thereof to the Borrower within three business days after the Conversion Date.  Each date on which a Notice of Conversion is delivered or telecopied to the Borrower in accordance with the provisions hereof shall be deemed a “Conversion Date.” A form of Notice of Conversion to be employed by the Holders is annexed hereto as Exhibit A.

(b)

Pursuant to the terms of a Notice of Conversion, the Borrower will issue and send the Conversion Shares to the Holders within three business days after receipt by the Borrower of the Notice of Conversion (the “Delivery Date”). In the case of the exercise of the conversion rights set forth herein the conversion privilege shall be deemed to have been exercised and the Conversion Shares issuable upon such conversion shall be deemed to have been issued upon the date of receipt by the Borrower of the Notice of Conversion. The Holders shall be treated for all purposes as the record Holders of such shares of Common Stock, unless the Holders provides the Borrower written instructions to the contrary.

2.3.

Conversion Mechanics.

(a)

The number of shares of Common Stock to be issued upon each conversion of this Convertible Note pursuant to this Article II shall be determined by dividing that portion of the Principal Amount and interest and fees to be converted, if any, by the then applicable Conversion Price.

(b)

The Conversion Price and number and kind of shares or other securities to be issued upon conversion shall be subject to adjustment from time to time upon the happening of certain events while this conversion right remains outstanding, as follows:

(i)

Merger, Sale of Assets, etc.  If the Borrower at any time shall consolidate with or merge into or sell or convey all or substantially all its assets to any other corporation, this Convertible Note, as to the unpaid principal portion thereof and accrued interest thereon, shall thereafter be deemed evidence to the right to purchase such number and kind of shares or other securities and property as would have been issuable or distributable on account of such consolidation, merger, sale or conveyance, upon or with respect to the securities subject to the conversion or purchase right immediately prior to such consolidation, merger, sale or conveyance.  The foregoing provision shall similarly apply to successive transactions of a similar nature by any such successor or purchaser.  Without limiting the generality of the foregoing, the anti-dilution provisions of this Section shall apply to such securities of such successor or purchaser after any such consolidation, merger, sale or conveyance.

(ii)

Reclassification, etc.  If the Borrower at any time shall, by reclassification, change the Common Stock into the same or a different number of securities of any class or classes, this Convertible Note, as to the unpaid principal portion thereof and accrued interest thereon, shall thereafter be deemed to evidence the right to purchase an adjusted number of such securities and kind of securities as would have been issuable as the result of such change with respect to the Common Stock immediately prior to such reclassification.

(iii)

Stock Splits, Combinations and Dividends.  If the shares of Common Stock are subdivided or combined into a greater or smaller number of shares of Common Stock, or if a dividend is paid on the Common Stock in shares of Common Stock, the Conversion Price shall be proportionately reduced in case of subdivision of shares or stock dividend or proportionately increased in the case of combination of shares, in each such case by the ratio which the total number of shares of Common Stock outstanding immediately after such event bears to the total number of shares of Common Stock outstanding immediately prior to such event.

(c)

Whenever the Conversion Price is adjusted pursuant to Section 2.3(b) above, the Borrower shall promptly mail to the Holders a notice setting forth the Conversion Price after such adjustment and setting forth a statement of the facts requiring such adjustment.

2.4.

Reservation.   During the period the conversion right exists, Borrower will reserve from its authorized and unissued Common Stock not less than 150 percent of the number of shares to provide for the issuance of Common Stock upon the full conversion of this Convertible Note. Borrower represents that upon issuance, such shares will be duly and validly issued, fully paid and non-assessable.  Borrower agrees that its issuance of this Convertible Note shall constitute full authority to its officers, agents, and transfer agents who are charged with the duty of executing and issuing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the conversion of this Convertible Note.

2.5.

Issuance of Replacement Convertible Note.  Upon any partial conversion of this Convertible Note, a replacement Convertible Note containing the same date and provisions of this Convertible Note shall, at the written request of the Holders, be issued by the Borrower to the Holders for the outstanding Principal Amount of this Convertible Note and accrued interest which shall not have been converted or paid, provided Holders has surrendered an original Convertible Note to the Company. In the event that the Holders elects not to surrender a Convertible Note for reissuance upon partial payment or conversion, the Holders hereby indemnifies the Borrower against any and all loss or damage attributable to a third-party claim in an amount in excess of the actual amount then due under the Convertible Note.

ARTICLE III

EVENTS OF DEFAULT

3.1

The occurrence of any of the following events of default (“Event of Default”) shall, at the option of the Holders hereof, make all sums of principal and interest then remaining unpaid hereon and all other amounts payable hereunder immediately due and payable, upon demand, without presentment, or grace period, all of which hereby are expressly waived, except as set forth below:

(a)

Failure to Pay Principal or Interest.  The Borrower fails to pay any installment of Principal Amount, interest or other sum due under this Convertible Note when due and such failure continues for a period of 30 days after the due date.

(b)

Failure to Deliver Common Stock or Replacement Convertible Note.  Borrower’s failure to timely deliver Common Stock to the Holders pursuant to and in the form required by this Convertible Note and, if requested by Borrower, a replacement Convertible Note and such failure continues for a period of 30 days after the due date .

(c)

Breach of Covenant.  The Borrower breaches any material covenant or other term or condition of the Security Agreement referred to in Section 4.10 hereof or of this Convertible Note in any material respect, and such breach, if subject to cure, continues for a period of 20 business days after receipt of written notice to the Borrower from the Holders.  The obligation of Borrower to apply all of the proceeds of this Note to SPSoft as provided herein shall be deemed a material covenant of this Convertible Note.

(d)

Receiver or Trustee.  The Borrower or any subsidiary of Borrower shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for them or for a substantial part of their property or business; or such a receiver or trustee shall otherwise be appointed.

(e)

Bankruptcy.  Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings or relief under any bankruptcy law or any law, or the issuance of any notice in relation to such event, for the relief of debtors shall be instituted by or against the Borrower or any subsidiary of Borrower and if instituted against them are not dismissed within 60 days of initiation.

3.2

Confession of Judgment .   If an Event of Default has occurred and continues for 30 days after receipt of written notice by the Holders to the Borrower and any guarantor of the Note of such default, in addition to any other remedies available to the Holders, the Holders shall be entitled to enter any Confession of Judgment given in connection with the execution of this Note.

ARTICLE IV

MISCELLANEOUS

4.1

Failure or Indulgence Not Waiver.  No failure or delay on the part of Holders hereof in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.  All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

4.2

Notices.  All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice.  Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur.  The addresses for such communications shall be: (i) if to the Borrower to: Digitliti, Inc., to the attention of Daniel J. Herbeck, President, 266 E. 7th St. 4th Floor, St. Paul, MN 55101, telecopier number:  651-925-3232, and (ii) if to the Holders, to the name and address set forth on the front page of this Convertible Note.

4.3

Amendment Provision.  The term “Convertible Note” and all reference thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented.

4.4

Assignability.  This Convertible Note shall be binding upon the Borrower and its successors and assigns, and shall inure to the benefit of the Holders and their successors and assigns.  Borrower may not assign or transfer all or any portion of its rights or obligations in this Convertible Note or the Security Agreement without Holders’ prior written consent.

4.5

Cost of Collection.  If default is made in the payment of this Convertible Note, Borrower shall pay the Holders hereof reasonable costs of collection, including reasonable attorney’s fees.

4.6

Governing Law.  This Convertible Note shall be governed by and construed in accordance with the laws of the state of Minnesota, without regard to conflicts of laws and principles that would result in the application of the substantive laws of another jurisdiction.  Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of Minnesota or in the federal courts located in the State of Minnesota. Both parties and the individual signing this Convertible Note on behalf of the Borrower agree to submit to the jurisdiction of such courts. The prevailing party shall be entitled to recover from the other party its reasonable attorney’s fees and costs. In the event that any provision of this Convertible Note is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or unenforceability of any other provision of this Convertible Note. Nothing contained herein shall be deemed or operate to preclude the Holders from bringing suit or taking other legal action against the Borrower in any other jurisdiction to collect on the Borrower’s obligations to Holders, to realize on any collateral or any other security for such obligations, or to enforce a judgment or other court in favor of the Holders.

4.7

Maximum Payments.  Nothing contained herein shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law.  In the event that the rate of interest required to be paid or other charges hereunder exceed the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Borrower to the Holders and thus refunded to the Borrower.

4.8.

Construction.   Each party acknowledges that that party’s legal counsel participated in the preparation of this Convertible Note and therefore stipulates that the rule of construction that ambiguities are to be resolved against the drafting party shall not be applied in the interpretation of this Convertible Note to favor any party against the other.

4.9

Shareholder Status.  The Holders shall not have rights as shareholders of the Borrower with respect to unconverted portions of this Convertible Note.  However, the Holders will have the rights of shareholders of the Borrower with respect to the Shares of Common Stock to be received after delivery by the Holders of a Conversion Notice to the Borrower.

4.10

Security Agreement.  The payment and performance of this Convertible Note is secured by a certain security agreement (the “Security Agreement”) executed by Borrower, as debtor, and Holders, as secured parties, concurrently with the execution of this Convertible Note.

4.11

Demand; Presentment; Notice and Protest.  Except as is otherwise provided herein, demand for payment, presentment for payment, notice of dishonor, protest and notice of protest are all hereby waived by all makers, sureties, guarantors and endorsers hereof.  This Convertible Note shall be the joint and several obligation of all makers, sureties, guarantors and endorsers hereof and shall be binding upon them and their successors, permitted assigns, heirs and legal representatives.

IN WITNESS WHEREOF, Borrower has caused this Convertible Note to be signed in its name by an authorized officer as of the 20 day of November, 2008.

Digitiliti, Inc.

By:/s/Daniel J. Herbeck

Name: Daniel J. Herbeck

Title: President

WITNESS:

/s/William McDonald

Exhibit A

NOTICE OF CONVERSION

(To be executed by the Registered Holders in order to convert the Convertible Note)

The undersigned hereby elect to convert $_________ of the principal and $_________ of the interest (and attorney’s fees and costs, if applicable) due on the Convertible Note issued by Digitiliti, Inc. on _____________, 2008, into shares of Common Stock of Digitiliti, Inc. (the “Borrower”) according to the conditions set forth in such Convertible Note, as of the date written below.

Date of Conversion:____________________________________________________________________

Conversion Price:_________________________________________________________________________

Shares To Be Delivered:_____________________________________________________________________

Signature:_____________________________________________________________________

Print Name:________________________________________________________________________

Address:______________________________________________________________________

   _____________________________________________________________________